EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of July __, 2018 (the “Effective Date”) by and among China VTV Limited, a Nevada corporation (the “Company”), and the undersigned purchaser (the “Purchaser”).

RECITALS

WHEREAS, the Company desires to sell ___________ (“Shares”) of the Company’s common stock (“Common Stock”) for a purchase price of USD $____________; and

WHEREAS, the Purchaser desires to purchase and the Company desires to sell the Shares on the terms and conditions described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby severally and not jointly agree as follows:

1. PURCHASE OF SHARES. Subject to the terms of this Agreement, at the Closing (as defined below) the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, an aggregate of ___________ Shares of the Common Stock of the Company, at USD $0.001 per Share, for an aggregate purchase price of USD $___________ (____________ United States Dollars) (the “Purchase Price”).

2. USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Shares for general corporate purposes.

3. THE CLOSING

3.1 Closing Date. The sale and purchase of the Shares (the “Closing”) shall take place remotely via the exchange of documents and signatures, on the Effective Date at 10:00a.m. Pacific Standard time, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing.

3.2 Delivery. At Closing, the Purchaser will deliver to the Company wire transfer funds in the amount of USD $___________ and the Company will issue and deliver to the Purchaser a certificate representing ___________ Shares, which shall be registered in the name of the Purchaser or such other name as shall be designated by the Purchaser.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser at the Closing, as of the date of such Closing, as follows:

4.1 Organization and Authority. The Company (i) is a corporation validly existing and in good standing under the laws of the State of Nevada, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement, and to consummate the transactions contemplated thereby.

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4.2 Authorization. This Agreement has been duly and validly authorized by the Company. This Agreement, assuming due execution and delivery by the Purchaser, when executed and delivered by the Company, will be, a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

4.3 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement other than such filings as may be required by any federal or state securities laws.

4.4 Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 5 below and as set forth on Exhibit A, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby.

5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

5.1 The Purchaser acknowledges that this subscription may be accepted or rejected, in whole or in part, by the Company in its sole discretion. The Company shall have no obligation to issue and sell the Shares to the Purchaser unless and until this Agreement is executed and delivered by the Purchaser and accepted by the Company and the Company has received the Purchase Price.

5.2 Except as provided under applicable state securities laws, this subscription is irrevocable upon acceptance by the Company, except that the Purchaser shall have no obligation under it in the event that the subscription is rejected in whole or the offering of the Shares is canceled.

5.3 The Purchaser recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) the Purchaser may not be able to liquidate his or her investment; (iii) transferability of the Shares is extremely limited; (iv) in the event of a disposition of the Shares, the Purchaser could sustain the loss of his entire investment; and (v) the Company has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future.

5.4 Regulation S Exemption. The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

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(a) The Purchaser is not a U.S. Person (as defined below). A U.S. Person means any one of the following:

(i) any U.S. Citizen;

(ii) any natural person resident in the United States of America;

(iii) any partnership or corporation organized or incorporated under the laws of the United States of America;

(iv) any estate of which any executor or administrator is a U.S. person;

(v) any trust of which any trustee is a U.S. person;

(vi) any agency or branch of a foreign entity located in the United States of America;

(vii) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(viii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(ix) any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and (b) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Purchaser was outside of the United States.

(c) The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(d) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(e) The Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(f) Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

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(g) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(h) Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the United States or its territories, and only incompliance with any local applicable securities laws.

(i) Each certificate representing the Shares shall be endorsed with the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

And any other legend required to be placed thereon by applicable federal or state securities laws.

(j) The Purchaser acknowledges and understands that the Company is required to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to the Securities Act or pursuant to an available exemption from registration, except to the extent foreign law prevents the Company from refusing to register such transfer, in which case other reasonable procedures shall be implemented to prevent any transfer of the securities not made in accordance with Regulation S. The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement such restrictions on transfer of the Shares.

5.5 The Purchaser hereby acknowledges and represents that the Purchaser has prior investment experience, including investment in securities that are not listed, are unregistered and are not traded on any stock exchange or an automated quotation system.

5.6 The Purchaser hereby acknowledges receipt and careful review of this Agreement and hereby represents that the Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company and the Shares that the Purchaser has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Shares and the affairs of the Company and has received any additional information which the Purchaser has requested. In evaluating the suitability of this investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement.

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5.7 To the extent the Purchaser has deemed necessary, the Purchaser has retained, at the sole expense of the Purchaser, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Shares hereunder.

5.8 The Purchaser represents that no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Purchaser did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

5.9 The Purchaser hereby represents that such Purchaser either by reason of the Purchaser’s business or financial experience, or the business or financial experience of the Purchaser’s professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect such Purchaser’s interests in connection with the transaction contemplated hereby and to adequately evaluate the risks and merits of the investment in the Shares.

5.10 The Purchaser is able to bear the substantial economic risks of an investment in the Company and could afford a complete loss of such investment. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth and the Purchaser's investment in the Company will not cause such overall commitment to become excessive. The Purchaser has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Purchaser's investment in the Company, and the Purchaser has no need for liquidity in this investment.

5.11 The Purchaser hereby acknowledges that the Shares have not been reviewed by the Commission or any state regulatory authority, and that the sale of the Shares is intended to be exempt from the registration requirements of Section 8 of the Securities Act based in part upon the Purchaser’s representations and agreements contained in this Agreement. The Purchaser agrees that it shall not sell or otherwise transfer the Shares unless they are registered under the Securities Act and applicable state securities laws or unless and until the Company receives an opinion of counsel satisfactory to the Company that an exemption from such registration is available. The Purchaser acknowledges that no federal or state agency has made any determination as to the fairness of the offering of the Shares, or any recommendation or endorsement of the Shares.

5.12 The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser’s investment intention. In this connection, the Purchaser hereby represents that the Purchaser is purchasing the Shares for the Purchaser’s own account for investment and not with a view toward the resale or distribution to others. If other than a natural person, the Purchaser was not formed for the purpose of purchasing the Shares.

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5.13 The Purchaser understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met.

5.14 The Purchaser acknowledges that except as set forth in Section 4 of this Agreement, the Company has made no representations with respect to registration of the Shares, that no such registration is contemplated in the foreseeable future, that there can be no assurance that there will be any market for the Shares in the future, and that, as a result, the Purchaser must be prepared to bear the economic risk of his or her entire investment for an indefinite period of time.

5.15 The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares that such Shares have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares.

5.16 The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser on the signature page hereof is the Purchaser’s legal residence or principal business address, as the case may be.

5.17 The Purchaser represents that the Purchaser has full power and authority to execute and deliver this Agreement and to purchase the Shares. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

5.18 The Purchaser acknowledges that at such time, if ever, as the Shares are registered under the Securities Act, sales of the Shares will continue to be subject to state securities laws.

5.19 The Purchaser represents and warrants that such Purchaser has not engaged, consented to nor authorized any broker, finder or intermediary to act on such Purchaser’s behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Purchaser hereunder.

5.20 The Purchaser shall be the beneficial owner of the Shares for which such Purchaser subscribes.

5.21 If this Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity, the Purchaser has been duly authorized to execute and deliver this Agreement and all other documents and instruments executed and delivered on behalf of such entity in connection with this investment in the Company.

5.22 The Purchaser has completed the Statement of Investor Status attached hereto as Exhibit A, and represents and warrants that the information contained in such documents is true and complete as of the date of this Agreement.

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5.23 The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the date of Closing. If, in any respect, such representations and warranties shall not be true on or prior to such dates, the Purchaser will give prompt written notice of such fact to the Company.

5.24 The Purchaser understands and acknowledges that the Company may conduct additional offerings simultaneously and may issue shares of its Common Stock or other securities at a per share price that may be different than the purchase price paid for the Shares or with other terms and conditions that may not be offered to the Purchaser hereto.

6. “MARKET STAND-OFF” AGREEMENT

6.1 The Purchaser agrees that, if the Purchaser is requested by the Company or an underwriter (an “Underwriter”) of shares of the Company’s Common Stock or other securities of the Company, the Purchaser will not sell, assign or otherwise transfer or dispose of any Common Stock or other securities of the Company held by it or under its control for a specified period of time (not to exceed 180 days) following the effective date of a registration statement filed by the Company under the Securities Act in connection with such underwritten offering. Although the provisions of Section 6 of this Agreement shall be binding upon the Purchaser and his successors and assigns without the execution of any further agreements or documents memorializing this obligation, if the Company or an Underwriter so requests the Purchaser will execute such further agreements and documents as are requested to further memorialize this obligation. Any such further agreements or documents shall be in a form satisfactory to the Company and the Underwriter. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the specified period.

7. MISCELLANEOUS

7.1 Notice. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, by overnight delivery by reputable courier or delivered by hand against written receipt therefor, if to the Company addressed to 16th Floor, Building 2, No.1250, Zhongshan North 1st Road, Hongkou District, Shanghai City, China, 200000, Attn: Jack Chen, or such other address as has been provided to the Purchaser by the Company in writing, and if to the Purchaser at the Purchaser’s address stated on the signature page of this Agreement, or such other address as has been provided to the Company by the Purchaser in writing. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

7.2 Amendment. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

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7.3 Successors and Assigns; Entire Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Any such transferee or assignee of the Purchaser will be bound by this Agreement and shall explicitly assume any obligations of the Purchaser under this Agreement in a writing delivered to the Company. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge and supersede all prior discussions, agreements and understandings of any and every nature among them.

7.4 Waiver. A waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by the same party.

7.5 Further Assurances. The parties shall execute and deliver all such further documents, agreements and instruments and shall take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.6 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Executed facsimile or other electronic signature pages (e.g., portable document format) to this Agreement shall be considered originals.

7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to principles of conflicts or choice of law.

7.8 Expenses. The Purchaser will pay such Purchaser’s own expenses in connection with the transactions contemplated hereby, whether or not such transactions are consummated.

7.9 Survival. The representations, warranties and covenants of the Purchaser contained herein shall survive the closing of the purchase and sale of the Shares and any transfer or disposition of the Shares.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this SUBSCRIPTION AGREEMENT as of the date first written above.

COMPANY: CHINA VTV LIMTED a Nevada corporation

By:
Name:	Jack Chen
Title:	President

PURCHASER:

Signature of Purchaser (or Authorized Person)

Print Name of Purchaser (or Authorized Person)

Address:

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EXHIBIT A

STATEMENT OF INVESTOR STATUS

(All Information Will Be Treated Confidentially)

INSTRUCTIONS

This document is intended for a selected group of prospective investors in China VTV Limited., a Nevada corporation (“Company”). The primary purpose of this Statement of Investor Status (this “Statement”), to be completed and provided by each Purchaser, is to elicit information sufficient to permit the Company to reasonably conclude that the Purchaser has sufficient investment sophistication, ability to take financial risk associated with the investment, meet the Company’s investment standards and requirements, and meet the requirements of U.S. federal, state and certain other applicable securities laws.

If the answer to any question is “None” or “Not Applicable,” please so state.

YOUR ANSWERS WILL AT ALL TIMES BE KEPT STRICTLY CONFIDENTIAL. EACH PERSON COMPLETING AND SIGNING THIS STATEMENT AGREES, HOWEVER, THAT COMPANY MANAGEMENT MAY PRESENT THIS STATEMENT TO SUCH PARTIES AS MANAGEMENT DEEMS APPROPRIATE IF CALLED ON TO RESPOND TO INQUIRIES, OR ESTABLISH COMPLIANCE WITH THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY OTHER SECURITIES LAWS, OR IN CONNECTION WITH COMPLIANCE WITH ANY OTHER APPLICABLE LAW, RULE OR REGULATION (INCLUDING, WITHOUT LIMITATION, THE U.S. PATRIOT ACT, THE FOREIGN CORRUPT PRACTICES ACT, AND ANTI-MONEY LAUNDERING LAWS, RULES AND REGULATIONS).

A. IDENTIFYING INFORMATION

Full Name(s): _____________________________

Business Address: __________________________________ __________________________________ __________________________________	Home Address: ___________________________________ ___________________________________ ___________________________________
__________________________________ Business Phone	___________________________________ Home Phone
__________________________________ Business E-mail	___________________________________ Home E-mail
__________________________________ Business Facsimile	___________________________________ Home Facsimile
______________ Date of Birth	______________ Marital Status	___________________ Number of Dependents

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-1

Country of Citizenship: ________________ Personal Identification # _______________________

Entity Identification #: ________________ Tax ID Number/SSN: _____________________

In what country (and province therein, if applicable) is the Purchaser’s principal residence?

___________________________________________________________________________

If the Purchaser has resided in the above country (and province therein if applicable) for less than one year, or plans to change the Purchaser’s principal residence, please explain:

___________________________________________________________________________________

___________________________________________________________________________________

Is there any reason the Purchaser might be considered a resident of another country (and state therein if applicable) (e.g., live part of the year, have an office or business, registered to vote, pay taxes or hold a driver’s license in another jurisdiction)? If so, please explain:

___________________________________________________________________________________

___________________________________________________________________________________

B. ACCREDITED INVESTOR STATUS

If the Purchaser is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, and under other applicable securities laws and regulations, please indicate by initialing the category or categories below that accurately describe the Purchaser’s status [initial all applicable blanks]:

____	A director, executive officer or general partner of Company.

____

A natural person whose individual net worth or joint net worth with spouse at time of purchase exceeds $1,000,000. (In calculation of net worth, you may include equity in personal property and real estate (excluding your principal residence), cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.)

____

A natural person who had an individual income in excess of $200,000 in each of two most recent years or joint income with spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching same level of income in current year.

____

A corporation, limited liability company, partnership, tax-exempt organization (under Section 501(c)(3) of Internal Revenue Code of 1986, as amended) or Massachusetts or similar business trust (i) not formed for specific purpose of acquiring Common Stock and (ii) having total assets in excess of $5,000,000.

____

An entity which falls within one of following categories of institutional accredited investors, set forth in 501(a) of Regulation D under the Securities Act [if you have marked this category, also mark which of following items describes the Purchaser:]

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-2

____ 1.

A bank as defined in Section 3(a)(2) of Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of Securities Act whether acting in its individual or a fiduciary capacity.

____ 2.	A broker/dealer registered pursuant to Section 15 of Securities Exchange Act of 1934.

____ 3.	An insurance company as defined in Section 2(13) of Securities Act.

____ 4.	An investment company registered under Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.

____ 5.	A Small Business Investment Company licensed by U.S. Small Business Administration under Section 301(c) or (d) of Small Business Investment Act of 1958.

____ 6.

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for benefit of its employees, if such plan has total assets in excess of $5,000,000.

____ 7.	Any private business development company as defined in Section 202(a)(22) of Investment Advisers Act of 1940.
____ 8.

An employee benefit plan within meaning of Employee Retirement Income Security Act of 1974, if investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

____ 9.

A trust, with total assets in excess of $5,000,000, not formed for specific purpose of acquiring the Common Stock offered, whose purchase is directed by sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

_____	An entity in which all equity owners are accredited investors as described above.

PURCHASERS MUST INDICATE THE APPLICABLE CATEGORY OR CATEGORIES BY INITIALING EACH APPLICABLE SPACE ABOVE; IF PURCHASERS ARE JOINT INVESTORS, BOTH PARTIES MUST INITIAL.

C. INVESTMENT BACKGROUND AND OBJECTIVES

Approximate number of years the Purchaser has been investing: _______________

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-3

Please indicate the frequency of the Purchaser’s investments in small-capitalization equity securities:

☐ often ☐ occasionally ☐ seldom ☐ never

Mutual funds and private securities investment pools:

☐ often ☐ occasionally ☐ seldom ☐ never

Marketable securities (stocks, options, derivatives, bonds, debentures, notes):

☐ often ☐ occasionally ☐ seldom ☐ never

Privately held corporations, limited liability companies and partnerships and start-up ventures (stocks, bonds, debentures, notes, member or partnership interests):

☐ often ☐ occasionally ☐ seldom ☐ never

Change in Amounts Invested. Is the total amount of the Purchaser’s investment in this Offering currently substantially more than the total amount that the Purchaser has typically invested overall, in the past several years (other than as the result of market increases)? Yes ☐ No ☐

If yes, please give details (e.g., when did increase occur, what was approximate value of total prior portfolio):

___________________________________________________________________________________

___________________________________________________________________________________

Knowledge and Experience. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company [check one]: Yes ☐ No ☐

D. PURCHASER REPRESENTATIVE

The Purchaser will be eligible to invest in the Company only if the Purchaser is an Accredited Investor and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company. If Purchaser does not feel capable of adequately evaluating the merits of an investment in the Offering, the Purchaser must engage a purchaser’s representative. A purchaser’s representative is an advisor (such as an investment adviser, attorney, accountant or other consultant) with sufficient experience and knowledge in financial and business matters such that he or she is capable of protecting Purchaser’s interests in connection with the proposed investment in the Company. Does the Purchaser intend to have a “purchaser representative” advise him or her in order to meet this requirement?

Yes ☐ No ☐

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-4

If yes, the Purchaser should furnish the information indicated below with respect to the Purchaser’s purchaser representative:

Name of Representative: ____________________________________ Address: ____________________________________ ____________________________________ ____________________________________	Name of Firm: ______________________________________ Telephone: _____________________________________

E. NON-U.S. PERSONS

If you are not a U.S. resident (i.e. not a “U.S. Person” as defined below), complete this Part E. If you are a U.S. Person, please skip to Part F.

The undersigned is requested to initial each paragraph below that applies to the Purchaser. By initialing each respective paragraph below, the Purchaser hereby indicates Purchaser’s agreement to be bound by each such covenant appearing below, and hereby states that the following representations and acknowledgements are true and correct as indicated below:

_____	The undersigned is over the age of 18, and is qualified to make the representations in this document.

_____	Purchaser is a legal resident of the jurisdiction indicated as the country of “principal residence” as indicated in Part A above in this Statement, over the past 90 days.

_____	Purchaser’s place of residence is outside of the United States.

_____	Purchaser is investing in Shares of the Company solely for Subscriber’s own account, and not on behalf of or for the account of any other person.

_____	Purchaser will not acquire the Shares for the account or benefit of any U.S. Person (as defined below).

_____	At the time of subscription and purchase of the Shares, Purchaser will be located outside the United States.

_____	Purchaser is not currently, and when Purchaser acquires the Shares, Purchaser will not be, any of the following (a “U.S. Person”):

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-5

- a natural person residing in the United States;

- a partnership or corporation organized or incorporated under the laws of the United States;

- an estate of which any executor or administrator is a U.S. Person;

- a trust of which any trustee is a U.S. Person;

- an agency or branch of a foreign entity located in the United States;

- a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

- a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

- a partnership or corporation organized or incorporated under the laws of any foreign jurisdiction, that has been is formed by a U.S. Person.

_____	Purchaser has been advised, and acknowledges that:

- the Shares have not been registered under the U.S. Securities Act of 1933 (“Act”), the securities laws of any state of the United States or the securities laws of any other country;

- in conducting a transaction involving issuance of the Shares to the undersigned, the Company is and will be relying upon the “safe harbor” provided by Regulation S under the Act;

- it is a condition to the availability of the Regulation S safe harbor that the Shares will not be re-offered or re-sold in the United States or to a U.S. Person until the expiration of a period of six (6) months following the date of receipt of the Shares (“Restricted Period”);

- during the Restricted Period the Shares may be offered and sold by the holder only if such offer and sale is made in compliance with Regulation S and other U.S. securities laws, and either:

- if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or

- the offer and sale is outside the United States and is not made to a U.S. Person.

_____

Purchaser has not engaged, nor is Purchaser aware that any party has engaged, and Purchaser will not engage or cause any third party to engage, in any “directed selling” efforts (as such term is defined in Regulation S) in the United States with respect to the Shares. Specifically, the undersigned has not taken any action for purposes of, or could have the effect of, conditioning the market or arousing interest for the Shares in the United States. The undersigned has not placed any advertisements in any publication or made any public announcement in any publication in the United States regarding any offering of the Shares.

_____

Purchaser is not a “distributor” of securities. The Purchaser nor any affiliate, representative or agent acting on Purchaser’s behalf is a “dealer” as such term is defined in the Act. Specifically, the Purchaser does not intend to act as a distributor or dealer of the Shares. The Purchaser has not entered into any agreement to distribute the Shares. The Purchaser is not in the business of buying, selling, trading or brokering securities on behalf of others.

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-6

_____	The Purchaser hereby represents that Purchaser has complied with all local laws applicable to the undersigned, for the acquisition of the Shares, including:

- the legal requirements of my jurisdiction for the purchase and acquisition of the Shares,

- any foreign exchange restrictions applicable to such purchase and acquisition,

- any governmental or other consents that may need to be obtained, and

- the transfer, income tax and other tax regulations, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

_____

The Purchaser’s subscription, purchase, acquisition and payment for (as applicable), and the Purchaser’s continued ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s home jurisdiction (i.e. the country or jurisdiction of residence and/or domicile of the Purchaser).

_____

The Purchaser understands that the certificates or other instruments representing the Shares shall bear restrictive legends as required under U.S. securities laws, and this legend will effectively restrict transfer of the Shares.

_____	The Purchaser understands that hedging activities may not be conducted with respect to the Shares unless in compliance with the Act.

_____

If the Purchaser is an entity, (i) the undersigned entity is domiciled in the jurisdiction specified below its address on the signature page of this document, or the address of record for the entity last provided in writing to the Company; (ii) the undersigned entity is a validly existing corporation, limited partnership, or limited liability company (or similar entity) and has all requisite corporate, partnership or limited liability company power and/or similar authority to acquire in the Shares.

_____	The Purchaser reasonably believes that the above representations will remain true and accurate at the time when the Purchaser receives the Shares.

_____

The Purchaser agrees to promptly notify the Company immediately in the event that any of the above statements becomes untrue or inaccurate, for a period of up to ninety (90) days after the undersigned has executed and delivered this Statement.

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-7

SUBSCRIPTION AMOUNT

Please complete the following information regarding your subscription:

Shares Subscribed for:	10,000,000

Subscription Amount:	USD $10,000

_________________________________________________________________________

Exact Name Purchaser would like to appear in Transfer Agent Records for Company Common Stock

Indicate ownership as:

____ (a)    Individual

____ (b)    Community Property

____ (c)    Joint Tenants with Right of Survivorship       ) All parties

____ (d)   Tenants in Common                                          ) must sign

____ (e)   Corporate

____ (f)    Partnership

____ (g)   Trust

F. SIGNATURE

To the best knowledge and belief of the undersigned, the above information is true and correct in all respects. The undersigned agrees to notify the Company in writing immediately of any material change in any of the foregoing information prior to the consummation of a purchase of securities, and any change in the information in Part A at any time in the future so long as the Purchaser is a holder of the securities sold by the Company.

[Signature Page Follows]

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-8

The undersigned understands that the information being furnished in this Statement is required primarily to enable the Company, its management and the Placement Agent to determine whether an offer and sale of Shares to the Purchaser may be made in compliance with applicable laws including U.S. federal and state securities laws.

Date: July ___, 2018	Name of Purchaser

Signature

Name of Signatory

Title (if applicable)

Statement of Investor Status (Exhibit A)

COINFIDENTIAL

A-9